UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2004

ANC Rental Corporation

(Debtor-in-Possession as of November 13, 2001)
(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30776	65-0957875

(Commission File Number)	(IRS Employer Identification No.)

200 South Andrews Avenue, Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (954) 320-4000

SIGNATURE
Letter from Ernst & Young

Item 4. Changes in Registrant’s Certifying Accountant

     On February 20, 2004, the management of ANC Rental Corporation (“ANC” or the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent public accountants, (the Company’s Board of Directors having previously resigned). No successor auditors have been selected as the Company is in the process of being liquidated.

     Ernst & Young’s report on ANC’s consolidated financial statements for the year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such opinion was modified for an uncertainty as to the Company’s ability to continue as a going concern.

     In connection with the audit of the Company’s financial statements for the year ended December 31, 2002, and through the date hereof, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Ernst & Young’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on ANC’s consolidated financial statements for such year.

     The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 26, 2004, is filed as Exhibit 16 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit 16. Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated February 26, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2004

ANC Rental Corporation

	By:	/s/ John W. Chapman

John W. Chapman President